UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): November 9, 2009
ENSCO International Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-8097	76-0232579

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
500 North Akard Street
Suite 4300
Dallas, Texas 75201-3331

(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (214) 397-3000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
On November 9, 2009, ENSCO International Incorporated, a Delaware corporation (the “Company”), announced a plan to reorganize its corporate structure and relocate its headquarters to the United Kingdom. In connection with the restructuring, the Company entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with ENSCO Newcastle LLC, a newly formed Delaware limited liability company (“Ensco Mergeco”) and wholly owned subsidiary of ENSCO Global Limited, a newly formed Cayman Islands exempted company (“Ensco Cayman”) and wholly owned subsidiary of the Company. Under the Merger Agreement, Ensco Mergeco will merge with and into the Company, with the Company being the surviving company (the “Merger”) and an indirect subsidiary of a newly formed public limited company to be named “Ensco International plc” or a similar name (“Ensco UK”), incorporated under English law. Ensco UK is currently a private limited company named “ENSCO International Limited” and is a wholly owned subsidiary of the Company.
If approved by the stockholders, subject to certain conditions and upon consummation of the Merger, each stockholder of the Company will have the right to receive a number of American depositary shares (collectively, the “ADSs”), representing Class A Ordinary Shares of Ensco UK, equal to the number of shares of common stock of the Company that the stockholder holds at the effective time of the Merger. Upon completion of the Merger, Ensco UK and its subsidiaries will own and continue to conduct in substantially the same manner the business that the Company and its subsidiaries currently conduct.
Ensco UK has filed a registration statement on Form S-4, which includes a proxy statement/prospectus and other relevant materials in connection with the proposed Merger. The proxy statement/prospectus will be mailed to the Company’s stockholders once the registration statement has been declared effective by the Securities and Exchange Commission.
The foregoing description of the Merger and related transactions does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, filed as Exhibit 2.1 and incorporated into this report by reference.
Item 7.01. Regulation FD Disclosure
On November 9, 2009, the Company issued a press release announcing the proposed plan to change its corporate structure.
A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this report by reference.
On November 9, 2009, Daniel W. Rabun, Chairman, President and Chief Executive Officer of the Company, sent a letter to all employees in connection with the plan to change the Company’s corporate structure. A copy of the letter is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated into this report by reference.
On November 9, 2009, the Company posted a Questions & Answers document to its intranet site for employees. A copy of the Questions & Answers document is furnished as Exhibit 99.3 to this Current Report on Form 8-K and incorporated into this report by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description

2.1	Agreement and Plan of Merger and Reorganization, by and between ENSCO International Incorporated and Ensco Newcastle LLC, dated November 9, 2009 (incorporated by reference to Annex A of the Registration Statement on Form S-4 filed by ENSCO International Limited on November 9, 2009 with the Securities and Exchange Commission).

Exhibit
Number	Description

99.1	Press Release dated November 9, 2009.

99.2	Letter from Daniel W. Rabun to Ensco Employees dated November 9, 2009.

99.3	Questions and Answers for Ensco Employees dated November 9, 2009.

SIGNATURE
Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 9, 2009

ENSCO International Incorporated
By:	/s/ Cary. A Moomjian, Jr.
Cary A. Moomjian, Jr.
Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit
Number	Description

2.1	Agreement and Plan of Merger and Reorganization, by and between ENSCO International Incorporated and Ensco Newcastle LLC, dated November 9, 2009 (incorporated by reference to Annex A of the Registration Statement on Form S-4 filed by ENSCO International Limited on November 9, 2009 with the Securities and Exchange Commission).

99.1	Press Release dated November 9, 2009.

99.2	Letter from Daniel W. Rabun to Ensco Employees dated November 9, 2009.

99.3	Questions and Answers for Ensco Employees dated November 9, 2009.

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